Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	SECOND QUARTER		YEAR-TO-DATE
	2022	2021	2022	2021
NET SALES	$4,393.0	$3,798.9	$8,841.0	$7,519.7
COSTS AND EXPENSES
Cost of sales	3,185.9	2,437.1	6,328.5	4,770.1
Gross profit	1,207.1	1,361.8	2,512.5	2,749.6
% of Net Sales	27.5%	35.8%	28.4%	36.6%
Selling, general and administrative	852.7	767.1	1,813.0	1,486.2
% of Net Sales	19.4%	20.2%	20.5%	19.8%
Operating profit	354.4	594.7	699.5	1,263.4
% of Net sales	8.1%	15.7%	7.9%	16.8%
Other - net	79.1	42.5	141.1	90.5
(Gain) loss on sales of businesses	(0.2)	2.6	(0.2)	3.6
Asset impairment charge	168.4	—	168.4	—
Restructuring charges	19.5	10.4	72.2	12.2
Income from operations	87.6	539.2	318.0	1,157.1
Interest - net	71.7	43.8	123.6	88.4
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND EQUITY INTEREST	15.9	495.4	194.4	1,068.7
Income taxes on continuing operations	(62.8)	67.3	(39.9)	182.8
NET EARNINGS FROM CONTINUING OPERATIONS BEFORE EQUITY INTEREST	78.7	428.1	234.3	885.9
Share of net earnings of equity method investment	—	4.4	—	6.2
NET EARNINGS FROM CONTINUING OPERATIONS	78.7	432.5	234.3	892.1
Less: Net earnings (losses) attributable to non-controlling interests	0.1	(1.0)	0.2	(1.6)
NET EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO STANLEY BLACK & DECKER, INC.	$78.6	$433.5	$234.1	$893.7
Less: Preferred stock dividends and beneficial conversion feature	—	4.8	—	14.2
NET EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREOWNERS	$78.6	$428.7	$234.1	$879.5
Add: Contract adjustment payments accretion	0.4	0.3	0.7	0.5
NET EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREOWNERS - DILUTED	$79.0	$429.0	$234.8	$880.0
Earnings from discontinued operations before income taxes	6.4	32.4	28.6	63.5
Income taxes on discontinued operations	(2.6)	6.4	(0.2)	10.3
NET EARNINGS FROM DISCONTINUED OPERATIONS	$9.0	$26.0	$28.8	$53.2
NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS - DILUTED	$88.0	$455.0	$263.6	$933.2
NET EARNINGS ATTRIBUTABLE TO STANLEY BLACK & DECKER, INC.	$87.6	$459.5	$262.9	$946.9

BASIC EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$0.54	$2.70	$1.56	$5.56
Discontinued operations	$0.06	$0.16	$0.19	$0.34
Total basic earnings per share of common stock	$0.60	$2.87	$1.75	$5.90
DILUTED EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$0.51	$2.60	$1.47	$5.34
Discontinued operations	$0.06	$0.16	$0.18	$0.32
Total diluted earnings per share of common stock	$0.57	$2.75	$1.65	$5.67
DIVIDENDS PER SHARE OF COMMON STOCK	$0.79	$0.70	$1.58	$1.40
WEIGHTED-AVERAGE SHARES OUTSTANDING (in thousands)
Basic	145,353	158,644	150,385	158,081
Diluted	154,814	165,187	160,127	164,734

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	July 2, 2022	January 1, 2022
ASSETS
Cash and cash equivalents	$282.3	$142.1
Accounts and notes receivable, net	1,592.1	1,481.7
Inventories, net	6,635.5	5,419.9
Current assets held for sale	851.0	869.6
Other current assets	611.9	613.1
Total current assets	9,972.8	8,526.4
Property, plant and equipment, net	2,310.6	2,336.8
Goodwill and other intangibles, net	13,031.8	13,285.7
Long-term assets held for sale	2,564.2	2,635.8
Other assets	1,482.0	1,395.3
Total assets	$29,361.4	$28,180.0
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$5,833.0	$2,241.1
Current maturities of long-term debt	1.2	1.3
Accounts payable	3,138.8	3,423.6
Accrued expenses	2,304.2	2,641.0
Current liabilities held for sale	483.5	460.4
Total current liabilities	11,760.7	8,767.4
Long-term debt	5,351.8	4,353.6
Long-term liabilities held for sale	137.1	137.4
Other long-term liabilities	3,029.9	3,329.2
Stanley Black & Decker, Inc. shareowners’ equity	9,079.8	11,590.5
Non-controlling interests’ equity	2.1	1.9
Total liabilities and shareowners' equity	$29,361.4	$28,180.0

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		SECOND QUARTER		YEAR-TO-DATE
		2022	2021	2022	2021
	OPERATING ACTIVITIES
	Net earnings from continuing operations	$78.7	$432.5	$234.3	$892.1
	Net earnings from discontinued operations	9.0	26.0	28.8	53.2
	Depreciation and amortization	143.4	142.4	287.1	286.4
	(Gain) loss on sales of businesses	(0.2)	2.6	(0.2)	3.6
	Asset impairment charge	168.4	—	168.4	—
	Share of net earnings of equity method investment	—	(4.4)	—	(6.2)
	Changes in working capital[1]	(568.0)	(196.4)	(1,904.1)	(916.8)
	Other	(275.2)	41.7	(499.3)	(25.7)
	Net cash (used in) provided by operating activities	(443.9)	444.4	(1,685.0)	286.6
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(145.7)	(105.1)	(285.5)	(193.4)
	Proceeds from sales of assets	6.2	4.1	15.2	5.4
	Business acquisitions, net of cash acquired	(9.1)	(1.3)	(45.6)	(1.5)
	Purchase of long-term investments	(9.2)	(4.0)	(9.3)	(11.0)
	Net investment hedge settlements	4.2	—	8.9	(52.6)
	Proceeds from debt issuances, net of fees	(2.2)	—	992.6	—
	Stock purchase contract fees	(9.8)	(9.8)	(19.6)	(19.6)
	Net short-term borrowings	746.6	1.8	3,591.4	1.1
	Proceeds from issuances of common stock	5.9	36.3	19.6	100.4
	Purchases of common stock for treasury	(1.1)	(2.4)	(2,314.1)	(17.3)
	Redemption of preferred stock for treasury	—	(750.0)	—	(750.0)
	Craftsman contingent consideration	(11.3)	(6.9)	(21.1)	(13.9)
	Termination of interest rate swaps	—	—	22.7	—
	Cash dividends on common stock	(114.0)	(111.6)	(230.3)	(221.7)
	Cash dividends on preferred stock	—	(9.5)	—	(18.9)
	Effect of exchange rate changes on cash	(22.4)	8.5	(17.6)	(30.4)
	Other	(6.6)	(3.7)	(9.0)	(12.0)
	Net cash provided by (used in) investing and financing activities	431.5	(953.6)	1,698.3	(1,235.4)
	(Decrease) increase in cash, cash equivalents and restricted cash	(12.4)	(509.2)	13.3	(948.8)
	Cash, cash equivalents and restricted cash, beginning of period	320.5	958.7	294.8	1,398.3
	Cash, cash equivalents and restricted cash, end of period	$308.1	$449.5	$308.1	$449.5

	Free Cash Flow Computation[2]
	Net cash (used in) provided by operating activities	$(443.9)	$444.4	$(1,685.0)	$286.6
	Less: capital and software expenditures	(145.7)	(105.1)	(285.5)	(193.4)
	Free cash flow (before dividends)	$(589.6)	$339.3	$(1,970.5)	$93.2

	Reconciliation of Cash, Cash Equivalents and Restricted Cash
		July 2, 2022	January 1, 2022
	Cash and cash equivalents	$282.3	$142.1
	Restricted cash included in Other current assets	6.1	7.6
	Cash and cash equivalents included in Current assets held for sale	19.7	145.1
	Cash, cash equivalents and restricted cash	$308.1	$294.8

1	Working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
2	Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners, and is useful information for investors. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common and preferred stock and business acquisitions, among other items.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

	SECOND QUARTER		YEAR-TO-DATE
	2022	2021	2022	2021
NET SALES
Tools & Outdoor	$3,744.9	$3,196.5	$7,546.1	$6,259.4
Industrial	648.1	602.2	1,294.7	1,259.9
Segment Net Sales	4,393.0	3,798.7	8,840.8	7,519.3
Corporate Overhead	—	0.2	0.2	0.4
Total	$4,393.0	$3,798.9	$8,841.0	$7,519.7
SEGMENT PROFIT
Tools & Outdoor	$361.6	$627.0	$740.1	$1,271.7
Industrial	58.3	60.5	99.6	160.3
Segment Profit	419.9	687.5	839.7	1,432.0
Corporate Overhead	(65.5)	(92.8)	(140.2)	(168.6)
Total	$354.4	$594.7	$699.5	$1,263.4
Segment Profit as a Percentage of Net Sales
Tools & Outdoor	9.7%	19.6%	9.8%	20.3%
Industrial	9.0%	10.0%	7.7%	12.7%
Segment Profit	9.6%	18.1%	9.5%	19.0%

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		SECOND QUARTER 2022
		GAAP	Acquisition- Related Charges & Other[1]	Non-GAAP[3]
	Gross profit	$1,207.1	$16.6	$1,223.7
	% of Net Sales	27.5%		27.9%
	Selling, general and administrative	852.7	(32.9)	819.8
	% of Net Sales	19.4%		18.7%
	Operating profit	354.4	49.5	403.9
	% of Net Sales	8.1%		9.2%
	Earnings from continuing operations before income taxes and equity interest	15.9	248.1	264.0
	Income taxes on continuing operations	(62.8)	52.5	(10.3)
	Net earnings from continuing operations attributable to common shareowners - Diluted	79.0	195.6	274.6
	Diluted earnings per share of common stock - Continuing operations	$0.51	$1.26	$1.77

[1]	Acquisition-related charges and other relate primarily to a non-cash asset impairment charge related to the Oil & Gas business, integration-related costs, non-cash inventory step-up charges and restructuring.

		SECOND QUARTER 2021
		GAAP	Acquisition- Related Charges & Other[2]	Non-GAAP[3]
	Gross profit	$1,361.8	$1.3	$1,363.1
	% of Net Sales	35.8%		35.9%
	Selling, general and administrative	767.1	(18.4)	748.7
	% of Net Sales	20.2%		19.7%
	Operating profit	594.7	19.7	614.4
	% of Net Sales	15.7%		16.2%
	Earnings from continuing operations before income taxes and equity interest	495.4	33.2	528.6
	Income taxes on continuing operations	67.3	8.4	75.7
	Share of net earnings of equity method investment	4.4	11.0	15.4
	Net earnings from continuing operations attributable to common shareowners - Diluted	429.0	35.8	464.8
	Diluted earnings per share of common stock - Continuing operations	$2.60	$0.21	$2.81

[2]	Acquisition-related and other charges relate primarily to functional transformation initiatives, facility-related costs and restructuring.
[3]	The non-GAAP 2022 and 2021 information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of acquisition-related and other charges and ensures appropriate comparability to operating results of prior periods.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		YEAR-TO-DATE 2022
		GAAP	Acquisition- Related Charges & Other[1]	Non-GAAP[3]
	Gross profit	$2,512.5	$105.4	$2,617.9
	% of Net Sales	28.4%		29.6%
	Selling, general and administrative	1,813.0	(111.8)	1,701.2
	% of Net Sales	20.5%		19.2%
	Operating profit	699.5	217.2	916.7
	% of Net Sales	7.9%		10.4%
	Earnings from continuing operations before income taxes and equity interest	194.4	469.5	663.9
	Income taxes on continuing operations	(39.9)	82.3	42.4
	Net earnings from continuing operations attributable to common shareowners - Diluted	234.8	387.2	622.0
	Diluted earnings per share of common stock - Continuing operations	$1.47	$2.41	$3.88

[1]	Acquisition-related charges and other relate primarily to a non-cash asset impairment charge related to the Oil & Gas business, non-cash inventory step-up charges, restructuring, integration-related costs, a voluntary retirement program and the Russia business closure.

		YEAR-TO-DATE 2021
		GAAP	Acquisition- Related Charges & Other[2]	Non-GAAP[3]
	Gross profit	$2,749.6	$5.7	$2,755.3
	% of Net Sales	36.6%		36.6%
	Selling, general and administrative	1,486.2	(33.4)	1,452.8
	% of Net Sales	19.8%		19.3%
	Operating profit	1,263.4	39.1	1,302.5
	% of Net Sales	16.8%		17.3%
	Earnings from continuing operations before income taxes and equity interest	1,068.7	57.0	1,125.7
	Income taxes on continuing operations	182.8	14.4	197.2
	Share of net earnings of equity method investment	6.2	11.2	17.4
	Net earnings from continuing operations attributable to common shareowners - Diluted	880.0	53.8	933.8
	Diluted earnings per share of common stock - Continuing operations	$5.34	$0.33	$5.67

[2]	Acquisition-related and other charges relate primarily to functional transformation initiatives, facility-related costs and restructuring.
[3]	The non-GAAP 2022 and 2021 information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of acquisition-related and other charges and ensures appropriate comparability to operating results of prior periods.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		SECOND QUARTER 2022
		GAAP	Acquisition- Related Charges and Other[1]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Outdoor	$361.6	$41.3	$402.9
	Industrial	58.3	1.9	60.2
	Segment Profit	419.9	43.2	463.1
	Corporate Overhead	(65.5)	6.3	(59.2)
	Total	$354.4	$49.5	$403.9
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	9.7%		10.8%
	Industrial	9.0%		9.3%
	Segment Profit	9.6%		10.5%

[1]	Acquisition-related charges and other relate primarily to integration-related costs and non-cash inventory step-up charges.

		SECOND QUARTER 2021
		GAAP	Acquisition- Related Charges and Other[2]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Outdoor	$627.0	$9.2	$636.2
	Industrial	60.5	3.0	63.5
	Segment Profit	687.5	12.2	699.7
	Corporate Overhead	(92.8)	7.5	(85.3)
	Total	$594.7	$19.7	$614.4
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	19.6%		19.9%
	Industrial	10.0%		10.5%
	Segment Profit	18.1%		18.4%

[2]	Acquisition-related charges and other relate primarily to functional transformation initiatives and facility-related costs.
[3]	The non-GAAP 2022 and 2021 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of acquisition-related and other charges and ensures appropriate comparability to operating results of prior periods.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		YEAR-TO-DATE 2022
		GAAP	Acquisition- Related Charges and Other[1]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Outdoor	$740.1	$195.0	$935.1
	Industrial	99.6	5.4	105.0
	Segment Profit	839.7	200.4	1,040.1
	Corporate Overhead	(140.2)	16.8	(123.4)
	Total	$699.5	$217.2	$916.7
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	9.8%		12.4%
	Industrial	7.7%		8.1%
	Segment Profit	9.5%		11.8%

[1]	Acquisition-related charges and other relate primarily to integration-related costs, non-cash inventory step-up charges, a voluntary retirement program and the Russia business closure.

		YEAR-TO-DATE 2021
		GAAP	Acquisition- Related Charges and Other[2]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Outdoor	$1,271.7	$13.4	$1,285.1
	Industrial	160.3	6.6	166.9
	Segment Profit	1,432.0	20.0	1,452.0
	Corporate Overhead	(168.6)	19.1	(149.5)
	Total	$1,263.4	$39.1	$1,302.5
	Segment Profit as a Percentage of Net Sales
	Tools & Outdoor	20.3%		20.5%
	Security	12.7%		13.2%
	Segment Profit	19.0%		19.3%

[2]	Acquisition-related charges and other relate primarily to functional transformation initiatives and facility-related costs.
[3]	The non-GAAP 2022 and 2021 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of acquisition-related and other charges and ensures appropriate comparability to operating results of prior periods.